Income Taxes	12 Months Ended
Aug. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 14 – Income Taxes

The Company’s Canadian subsidiaries are subject to the income tax laws of the Province of Ontario and the country of Canada.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance is established against all net deferred tax assets as of August 31, 2021 and 2020 based on estimates of recoverability. While the Company has optimistic plans for its business strategy, it determined that such a valuation allowance was necessary given the current and expected near term losses and the uncertainty with respect to its ability to generate sufficient profits from its business model.

The current and deferred income tax expenses for the year ended August 31, 2021 and 2020 were $nil.

A reconciliation of the differences between the effective and statutory income tax rates are as follows:

Year Ended August 31, 2021
	Canada		United States		Total

Combined statutory tax rate		26.5%		27.0%

Pretax loss	$(1,102,559)		$(3,359,588)		$(4,462,147)

Expected income tax benefit	(292,178)	-26.5%	(907,089)	-27.0%	(1,199,267)
Stock based compensation	-	0.0%	278,281	8.3%	278,281
Change in valuation allowance	292,178	26.5%	628,808	18.7%	920,986
	$-	0.0%	$-	0.0%	$-	0.0%

Year Ended August 31, 2020
	Canada		United States		Total

Combined statutory tax rate		26.5%		27.0%

Pretax loss	$(232,991)		$(4,682,163)		$(4,915,154)

Expected income tax benefit	(61,743)	-26.5%	(1,264,184)	-27.0%	(1,325,927)
Stock based compensation	-	0.0%	787,869	16.8%	787,869
Change in valuation allowance	61,743	26.5%	476,315	10.2%	538,058
	$-	0.0%	$-	0.0%	$-	0.0%

At August 31, 2021 and 2020, the significant components of the deferred tax asset and liability are summarized below:

	2021	2020
Deferred tax asset:
Net operating loss carryforwards	$4,168,876	$2,913,805
Total deferred tax asset	4,168,876	2,913,805
Less: valuation allowance	(4,168,876)	(2,913,805)
Total deferred tax asset	-	-
Deferred tax liability:
Intangible assets	(1,500,372)	-
Total deferred tax liability	(1,500,372)	-
Net deferred tax liability	$(1,500,372)	$-

The valuation allowance for the years ended August 31, 2021 and 2020 increased by $1,255,071 and $787,060, respectively. The increase in 2021 and 2020 was the result of the Company generating additional net operating losses.

The Company has recorded as of August 31, 2021 and 2020 a valuation allowance of $4,168,876 and $2,913,805, respectively, as it believes that it is more likely than not that the deferred tax assets will not be realized in future years. Management has based its assessment on the Company’s lack of profitable operating history.

The Company conducts an analysis of its tax positions and has concluded that it has no uncertain tax positions as of August 31, 2021 and 2020.

As of August 31, 2021, the Company has net operating loss carry-forward of approximately $5,577,000 and $5,643,000 in the United States and Canada, respectively that begin to expire in 2030. The use of the net operating losses in the United States may be significantly limited due to Internal Revenue Code section 382. The 2020, 2019 and 2018 tax years are still subject to audit in the U.S. and reassessment in Canada.